Exhibit 32.1

MARVION INC.

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of Marvion Inc. (the “Company”) on Current Report on Form 8-K, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, CHAN Sze Yu, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ CHAN Sze Yu
	Name:	CHAN Sze Yu
Date: September 13, 2024	Title:	Chief Executive Officer and Chief Financial Officer